UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2019

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction or incorporations)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 National Business Parkway, 5th Floor

Annapolis Junction, MD 20701

(Address of Principal Executive Offices) (Zip Code)

(301) 323-9090

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

The information in Item 7.01 below is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

Colfax Corporation (the “Company”) on January 28, 2019 announced the launch of a proposed offering of senior notes (the “Notes”) by CFX Escrow Corporation in a private offering to qualified institutional buyers in accordance with Rule 144A and to certain persons outside the United States under Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), subject to market and other conditions. In connection with the proposed offering, the Company disclosed certain information included in Exhibit 99.1 to prospective investors. The Company intends to use the proceeds of the offering to fund a portion of the purchase price of the previously-announced acquisition of DJO Global, Inc. (“DJO”), and will assume all obligations under the Notes upon closing thereof.

In addition to other information, Exhibit 99.1 sets forth management’s current estimates of certain preliminary results for the quarter, and the year, ended December 31, 2018. The preliminary results included in Exhibit 99.1 represent only preliminary performance estimates based on information available as of the date hereof. The Company’s actual results may differ materially from these estimates due to developments that may arise between now and the time the financial results for the Company’s quarter, and the year, ended December 31, 2018 are finalized and published. Accordingly, undue reliance should not be placed on this information.

In addition, Exhibit 99.1 presents pro forma financial information giving effect to the previously announced acquisition of DJO and related financing transactions. This pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of what the operating results actually would have been had the acquisition been completed on the date indicated. The pro forma information does not purport to project the future operating results of the Company.

Except as specifically set forth therein, the financial information set forth in Exhibit 99.1 has not been updated to reflect any financial results, events or developments since September 28, 2018. The Company undertakes no duty or obligation to publicly update or revise this information.

This current report does not constitute an offer to sell or the solicitation of an offer to buy the Notes nor shall there be any offer, solicitation or sale of the Notes in any state in which such offer, solicitation or sale would be unlawful. The Notes have not been and will not be registered under the Securities Act, or applicable state securities laws, and may not be offered or sold in the United States absent registration or pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Caution Regarding Forward-Looking Statements

This communication may contain forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning the completion and timing of the offering and the merger, Colfax’s plans, objectives, expectations and intentions and other statements that are not historical or current fact. Forward-looking statements are based on Colfax’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax’s results to differ materially from current expectations include, but are not limited to, risks and uncertainties regarding Colfax and DJO’s respective businesses and the proposed acquisition, and actual results may differ materially.

The Company is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report (including Exhibit 99.1) that is required to be disclosed solely by Regulation FD.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Supplemental financial and operating information regarding the Company and DJO, dated January 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Colfax Corporation

By:	/s/ Christopher M. Hix
Name:	Christopher M. Hix
Title:	Senior Vice President, Finance, and
Chief Financial Officer and Treasurer

Date: January 28, 2019

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